UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

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Navient Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 12, 2024, Navient Corporation (the “Company”) announced that it has entered into a stipulated final judgment and order (the “Order”) to resolve previously reported litigation with the Consumer Financial Protection Bureau concerning alleged violations of the Consumer Financial Protection Act of 2010, Fair Credit Reporting Act, and Fair Debt Collection Practices Act.  Among other provisions, pursuant to the Order, the Company agreed to pay a monetary penalty of $20 million plus additional monetary relief and redress of $100 million to a population of borrowers who will be determined by the CFPB. The Company also agreed not to re-enter servicing of federal student loans and not to acquire any additional ownership interest in FFELP loans.  The Company does not expect these restrictions to impact its business plans, the outsourcing of its student loan servicing operations or the achievement of its other strategic actions announced in January 2024. The Company also agreed to implement a compliance plan to ensure compliance with applicable laws and the terms of the Order.

As of June 30, 2024, the Company had recorded a contingency loss liability of $105 million related to this matter.  For additional information regarding this matter and the loss contingency accruals established in connection therewith, see the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the Securities and Exchange Commission on July 24, 2024.

The Company issued a press release regarding the foregoing settlement, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release of Navient Corporation, dated as of September 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

By:	/s/ Joe Fisher
Name:	Joe Fisher
Title:	Chief Financial Officer

Date: September 12, 2024

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